Prospectus Supplement dated March 11, 2013*
Prospectus Form #
Product Name	National	New York
RiverSource® RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to April 30, 2012)	140463 D (4/12)	140464 D (4/12)
RiverSource® RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed on or after April 30, 2012)	S-6515 A (4/12)	S-6517 A (4/12)
RiverSource® Retirement Group Annuity Contract I	S-6611 A (4/12)
RiverSource® Retirement Group Annuity Contract II	S-6612 A (4/12)
RiverSource® Variable Universal Life 5 /RiverSource® Variable Universal Life 5-Estate Series	S-6542 A (9/12)	S-6543 A (10/12)

This supplement describes proposed changes to certain investment options offered under certain variable life insurance policies and variable annuity contracts (the “Contracts”). Please retain this supplement with your prospectus for future reference.

Effective on or about March 25, 2013, Variable Portfolio – Marsico Growth Fund (Class 2) will change its name to Variable Portfolio – Holland Large Cap Growth Fund (Class 2) and the fund will be subadvised by Holland Capital Management LLC.

The following information will replace the current Fund description in the table in “The Funds” section of the prospectus or in “The Variable Account and the Funds” section of the prospectus:

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Holland Large Cap Growth Fund (Class 2) (previously Variable Portfolio – Marsico Growth Fund (Class 2))	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Holland Capital Management LLC, subadviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

140463-12 A (3/13)

*Valid until next prospectus update.